UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2020

HOUGHTON MIFFLIN HARCOURT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36166	27-1566372
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

125 High Street Boston, MA		02110
(Address of principal executive offices)		(Zip Code)

(617) 351-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HMHC	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2020, Houghton Mifflin Harcourt Company (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved the Company’s Amended and Restated 2015 Omnibus Incentive Plan (the “2015 Plan”), which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval.

The description of the 2015 Plan contained on pages 68 to 77 of the Company’s Proxy Statement for the Annual Meeting https://www.sec.gov/Archives/edgar/data/1580156/000156459020013402/hmhc-def14a_20200519.htm, filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2020, and the additional information regarding the 2015 Plan contained in the Company’s supplement to the Proxy Statement for the Annual Meeting

https://www.sec.gov/Archives/edgar/data/1580156/000156459020019190/hmhc-defa14a_20200428.htm , filed with the SEC on April 28, 2020, are each incorporated herein by reference. A complete copy of the 2015 Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’ stockholders voted on the following proposals:

1. Each of the director nominees was elected to serve until the Company’s next annual meeting of stockholders and until their successors are elected and qualified, or until such director’s earlier death, resignation, retirement, disqualification or removal.

The votes for the election of directors are set forth below:

Nominee	For	Withhold	Broker Non-Votes
Daniel Allen	110,491,815	1,614,962	4,454,424
L. Gordon Crovitz	110,785,077	1,321,700	4,454,424
Jean S. Desravines	110,496,094	1,610,683	4,454,424
Lawrence K. Fish	96,919,263	15,187,514	4,454,424
Jill A. Greenthal	110,324,332	1,782,445	4,454,424
John F. Killian	110,193,384	1,913,393	4,454,424
John J. Lynch, Jr.	111,071,427	1,035,350	4,454,424
John R. McKernan, Jr.	109,845,184	2,261,593	4,454,424
Tracey D. Weber	110,494,910	1,611,867	4,454,424

2. The compensation of the Company’s named executive officers was approved, on a non-binding, advisory basis, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
103,231,221	8,848,893	26,663	4,454,424

3. The recommended frequency of non-binding, advisory votes regarding the compensation of the Compensation’s named executive officers was every year, by the votes set forth below:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
105,410,151	217,111	6,474,510	5,005	4,454,424

After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an annual advisory vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

4. The adoption of the Company’s Amended and Restated 2015 Omnibus Incentive Plan was approved, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
107,558,999	4,511,133	36,645	4,454,424

5. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, was ratified, by the votes set forth below:

For	Against	Abstain
116,235,341	318,515	7,345

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Amended and Restated 2015 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUGHTON MIFFLIN HARCOURT COMPANY

Dated: May 22, 2020	By:	/s/ William F. Bayers
	Name:	William F. Bayers
	Title:	Executive Vice President, Secretary and General Counsel

4